[THE AAL MUTUAL FUNDS LETTERHEAD]
222 West College Avenue
Appleton, Wisconsin 54919-0007
800-553-6319 or 920-734-7633

The AAL Aggressive Growth Fund

December 7, 2001

Dear Shareholder:

Re: Special Meeting of Shareholders

Enclosed is a Notice of a Special Meeting of Shareholders of The AAL Aggressive Growth Fund (the “Fund”), to be held at 10:00 a.m. on February 12, 2002, together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting. This Special Meeting of Shareholders is being called to consider and vote upon the Board of Trustees’ recommendation of a new Sub-Advisory Agreement between The AAL Mutual Funds on behalf of The AAL Aggressive Growth Fund, AAL Capital Management Corporation and Janus Capital Corporation (“Janus”).

On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under his Stock Purchase Agreement dated April 13, 1984 with Stilwell Financial Inc. (“Stilwell”), as amended, to sell his remaining 6.24% stake in Janus to Stilwell. Certain terms of this transaction could be deemed to later result in a change of control of Janus.

Under the Investment Company Act of 1940, a change in control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. Therefore, approval by Fund shareholders of a new Sub-Advisory Agreement with Janus is required by applicable law. With the exception of the effective date and title, the new Sub-Advisory Agreement is identical to the current Sub-Advisory Agreement. Janus is assuming all expenses of this Special Meeting of Shareholders.

If you have any questions or concerns that you would like to discuss about the Special Meeting of Shareholders and the matters to be acted upon, please call us at 800-553-6319.

Thank you for your continued confidence in The AAL Mutual Funds. Your cooperation and participation in completing and returning the enclosed proxy will ensure that your vote is counted.

Very truly yours,

THE AAL MUTUAL FUNDS

/s/Robert G. Same

Robert G. Same, President

[THE AAL MUTUAL FUNDS LETTERHEAD]
222 West College Avenue
Appleton, Wisconsin 54919-0007
800-553-6319 or 920-734-7633

THE AAL AGGRESSIVE GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of The AAL Mutual Funds (the “Trust”), will be held at the offices of the Trust located at 222 West College Avenue, Appleton, Wisconsin on February 12, 2002 at 10:00 a.m. Central Standard Time or at any adjournment(s) thereof (the “Meeting”).

The Meeting will be held for the following purposes:

  To consider and approve the new investment sub-advisory agreement between the Trust, on behalf of The AAL Aggressive Growth Fund (the “Fund”), AAL Capital Management Corporation and Janus Capital Corporation.

  To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on November 30, 2001, will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote, with proportionate voting for fractional shares.

By direction of the Trustees,

/s/Brett L. Agnew

Brett L. Agnew
Secretary

November 30, 2001
Appleton, Wisconsin

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY.

[THE AAL MUTUAL FUNDS LETTERHEAD]
222 West College Avenue
Appleton, Wisconsin 54919-0007
800-553-6319 or 920-734-7633

PROXY STATEMENT

THE AAL AGGRESSIVE GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS

February 12, 2002

This Proxy Statement and enclosed form of proxy are furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The AAL Mutual Funds (the “Trust”) with respect to its series known as The AAL Aggressive Growth Fund (the “Fund”) for the purposes set forth in the accompanying Notice. The enclosed proxy will be used at a Special Meeting of Shareholders of the Trust to be held at the offices of the Trust located at 222 West College Avenue Appleton, Wisconsin on February 12, 2002 at 10:00 a.m. Central Standard Time or at any adjournment(s) thereof (the “Meeting”).

This Proxy Statement and the form of proxy are being mailed to shareholders of the Fund on or about December 7, 2001. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the proxy statement. For information on how to vote by telephone, call 1-800-221-0697. You may also vote electronically by visiting the following website: www.proxyweb.com.

Shareholders of record at the close of business on November 30, 2001, (the “Record Date”) will be entitled to vote on all proposals properly presented at the Meeting. The Fund had 8,770,380.428 shares outstanding as of the close of business on the Record Date. Each share is entitled to one vote, with proportionate voting for fractional shares.

If you are not the owner of record, but instead are a beneficial owner as a participant in a qualified plan or through a nominee or street name account, your qualified plan or nominee holder may request that you instruct it how to vote the shares you beneficially own. Your qualified plan or nominee holder will provide you with additional information.

Copies of the Fund’s most recent annual and semi-annual reports are available upon request and without charge by contacting the AAL Service Center at (800) 553-6319.

PROPOSAL

TO CONSIDER AND APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE AAL MUTUAL FUNDS ON BEHALF OF THE FUND, AAL CAPITAL MANAGEMENT CORPORATION, AND JANUS CAPITAL CORPORATION (“JANUS”)

SUMMARY

Janus currently serves as investment sub-adviser to the Fund pursuant to a separate sub-advisory agreement between Janus and the Trust, on behalf of the Fund (the “Current Sub-Advisory Agreement”). As explained in more detail below, shareholders are being asked to approve a new investment sub-advisory agreement among the Trust (on behalf of the Fund), AAL Capital Management Corporation (“AAL CMC”), as investment adviser to the Fund, and Janus (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement will contain terms substantially the same as those in the Current Sub-Advisory Agreement.

Stilwell Financial Inc. (“Stilwell”), located at 920 Main Street, Kansas City, MO 64108-2008, currently owns 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under his Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended (“Stock Agreement”), to sell his remaining 6.24% stake in Janus to Stilwell (the “Transaction”). The Stock Agreement provides that Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000 the price per share of Janus stock was $1,005. Accordingly, the Transaction is anticipated to be valued at $603,000,000. Stilwell has advised Mr. Bailey of its intention to close the Transaction on or about November 2, 2001.

Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus’ Board of Directors, subject to Stilwell’s consent, which cannot be unreasonably withheld. These contractual rights will terminate on March 28, 2002. Thus, although the Transaction will result in an immediate change in the ownership structure of Janus, Mr. Bailey will contractually retain his management rights until March 28, 2002.

Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Fund will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus Board of Directors for the foreseeable future.

Under the Investment Company Act of 1940 (“1940 Act”), a change in control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. These provisions apply with equal force to sub-advisers and sub-advisory agreements. The 1940 Act presumes that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, the Trustees have determined that the Transaction will not cause an assignment of the Current Sub-Advisory Agreement. The Trustees have, however, carefully considered Mr. Bailey’s involvement in Janus’ development since its inception and his significant involvement in all management decisions at Janus. While the Trustees do not believe that the termination of Mr. Bailey’s rights under the Stock Purchase Agreement will effect a change in control of Janus for purposes of the 1940 Act, they recognize that arguments could be made to the contrary. To avoid any uncertainty on this issue, they believe that it is prudent and in the best interest of the Fund to obtain shareholder approval of the New Sub-Advisory Agreement.

THE AGREEMENT

The Current Sub-Advisory Agreement

The Fund’s Current Sub-Advisory Agreement is dated July 1, 2000. It was last renewed on August 29, 2001, and was approved by the initial shareholders of the Fund prior to the date on which the Fund began offering its shares publicly.

Sub-Advisory Fees paid by the Adviser to Janus for the fiscal year ended April 30, 2001 were $ 150,518.

Under the Current Sub-Advisory Agreement, the rate paid by the Adviser to Janus is 0.55% on the first $100 million of the Portfolio's average daily net assets; 0.50% on the next $400 million of average daily net assets; and 0.45% on average daily net assets over $500 million. Because AAL CMC would pay this fee out of the advisory fee it receives from the Fund, the retention of Janus and Janus' receipt of this sub-advisory fee would not increase the overall fee paid by the Fund nor the fee paid to Janus.

Under a Distribution Plan adopted in accordance with Rule 12b-1 of the 1940 Act, the Fund may pay AAL CMC, the Fund’s distributor and a wholly owned subsidiary of AAL, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Under the terms of the Distribution Agreement, the Fund is authorized to make payments to the Distributor for remittance to representatives as compensation for distribution and shareholder servicing performed by Distributor. It is anticipated that the Fund will continue to receive services under this contract subsequent to shareholder approval of the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement

The New Sub-Advisory Agreement is the same in all material respects as the Current Sub-Advisory Agreement. The initial term of the New Sub-Advisory Agreement will reflect the new effective date.

A form of the New Sub-Advisory Agreement for the Fund is attached to this proxy statement as Exhibit A. Under the New Sub-Advisory Agreement, Janus will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Declaration of Trust, the Trust’s By-Laws, any policies adopted by the Trust, and the investment policies of the Fund as disclosed in the Fund’s registration statement on file with the Securities and Exchange Commission (“SEC”), as amended from time to time.

As compensation for its services, Janus will be entitled to receive from the Adviser, fees calculated as a percentage of the Fund’s average daily net assets. Fees under the New Sub-Advisory Agreement will be calculated at the same rate as those incurred under the Current Sub-Advisory Agreement. The rate paid by the Adviser to Janus is 0.55% on the first $100 million of the Fund’s average daily net assets; 0.50% on the next $400 million of average daily net assets; and 0.45% on average daily net assets over $500 million.

Contingent upon receipt of shareholder approval, the New Sub-Advisory Agreement will be effective March 1, 2002 and will continue in effect for a period of two years. Thereafter, the New Sub-Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust (“Independent Trustees”).

Under the New Sub-Advisory Agreement, Janus will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed-upon duties. Other expenses incurred in the operation of the Fund are generally paid by the Fund.

The New Sub-Advisory Agreement provides that it may be terminated by the Trust, the Adviser or Janus at any time, without penalty, by giving the other party not less than 60 days’ written notice. The New Sub-Advisory Agreement also provides that Janus shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

TRUSTEES’ CONSIDERATIONS

At a meeting held on November 28, 2001, the Board of Trustees of The AAL Mutual Funds, including all the Independent Trustees, unanimously determined that it would be in the best interest of the Fund and its shareholders to enter into the New Sub-Advisory Agreement with Janus. In making this decision, the Board reviewed materials furnished by Janus, including information regarding the performance of the Fund over various periods, and information regarding Janus’ profitability and financial condition and its key personnel. The Board considered that Janus may cause a Fund to direct brokerage transactions to brokers that provide Janus with research benefiting the Fund and/or other clients, and that the cost of effecting such transactions may be in excess of the amount another broker-dealer would charge. The Board also carefully considered the fees to be paid under the New Sub-Advisory Agreement. Based on its analysis, the Board concluded that the New Sub-Advisory Agreement is reasonable and that continued use of Janus as investment sub-adviser to the Fund is in the best interest of the Fund’s shareholders.

REQUIRED VOTE

Approval of the New Sub-Advisory Agreement requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund. A “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the meeting if the owners of more than 50% of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.

If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Fund’s Board will seek to obtain interim advisory services for the Fund from another advisory organization, or perhaps directly from the Adviser. Thereafter, the Board would either negotiate a New Investment Sub-Advisory Agreement with a new advisory organization selected by the Board, determine to obtain advisory services directly from the adviser, or make other appropriate arrangements, in any event subject to approval by the Fund’s shareholders.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE “INDEPENDENT TRUSTEES”, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

ADDITIONAL INFORMATION

Management of the Adviser and the Fund

AAL CMC is a Delaware corporation organized in 1986. It serves as investment adviser to investment companies. The principal office of AAL CMC is located at 222 West College Avenue, Appleton, Wisconsin, 54919-0007. AAL CMC is also the distributor of the Fund.

The Directors of AAL CMC are set forth in the table below. The far right column indicates the Directors' role as Trustee or Officer of the Fund.

  Director                     Address                    Principal Occupation          Role with Fund
  --------                     -------                    --------------------          --------------

James H. Abitz          Aid Association for Lutherans     Senior Vice President and     Vice President
                        222 West College Avenue           Chief Investment Officer
                        Appleton, WI  54919-0007

Woodrow E. Eno          Aid Association for Lutherans     Senior Vice President,        Trustee and Vice President
                        4321 North Ballard Road           General Counsel and
                        Appleton, WI  54919-0001          Secretary

James H. Krueger        Aid Association for Lutherans     General Agent and Director
                        4321 North Ballard Road           of External Field Relations
                        Appleton, WI  54919-0001

Carl J. Rudolph         Aid Association for Lutherans     Senior Vice President,
                        4321 North Ballard Road           Chief Financial Officer,
                        Appleton, WI  54919-0001          Treasurer and Controller

Robert G. Same          Aid Association for Lutherans     Vice President, Deputy        President
                        222 West College Avenue           General Counsel and Chief
                        Appleton, WI  54919-0007          Compliance Officer

Jon M. Stellmacher      Aid Association for Lutherans     Senior Vice President
                        4321 North Ballard Road
                        Appleton, WI  54919-0001

Bryan K. Stoltenberg    Aid Association for Lutherans     Senior Vice President
                        4321 North Ballard Road
                        Appleton, WI  54919-0001

Janus is a Colorado corporation organized in 1978 (formerly, Bailey, & Griffiths, Ltd.). It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts. Janus is sub-adviser to The AAL Aggressive Growth Fund.

The Directors of Janus are set forth in the table below.

   Director                  Address                             Principal Occupation
   --------                  -------                             --------------------

Thomas H. Bailey       100 Fillmore Street              Director, President, Chairman and Chief Executive
                       Denver, CO 80206                 Officer of Janus.

Helen Young Hayes      100 Fillmore Street              Director and Vice President of Janus; Executive
                       Denver, CO 80206                 Vice President and Portfolio Manager of Janus
                                                        Overseas Fund, Janus Worldwide Fund, Janus Aspen
                                                        International Growth Portfolio, Janus Aspen
                                                        Worldwide Growth Portfolio, Janus Adviser
                                                        International Fund and Janus Adviser Worldwide Fund

Michael E. Herman      6201 Ward Parkway                Private investor
                       Kansas City, MO 64113

Thomas A. McDonnell    DST Systems, Inc                 President and Chief Executive Officer of DST
                       333 West 11th Street, 5th Floor  Systems, Inc.
                       Kansas City, MO 64105

Landon H. Rowland      Stilwell Financial Inc.          Chairman, President and Chief Executive Officer of
                       920 Main Street, 21st Floor      Stilwell Financial Inc.
                       Kansas City, MO 64105-2008

Michael Stolper        Stolper & Co., Inc.              President of Stolper & Co., Inc.
                       One America Plaza                (an investment advisory firm).
                       600 West Broadway
                       Suite 1010
                       San Diego, CA 92101

MUTUAL FUNDS HAVING A SIMILAR INVESTMENT OBJECTIVE TO THE AAL AGGRESSIVE GROWTH FUND, WITH RESPECT TO WHICH JANUS SERVES AS ADVISER OR SUB-ADVISER

                                            Net Assets (Millions)              Advisory Fee
           Name of Fund                   as of September 30, 2001    (% of average daily net assets)
           ------------                   ------------------------    -------------------------------

AAL Variable Product Series Fund, Inc. -             $6.7              0.55% first $100 million*
AAL Aggressive Growth Portfolio                                        0.50% next $400 million
                                                                       0.45% over $500 million

American Skandia Trust -                           $543.0              0.50% on all assets*
AST Janus Overseas Growth Portfolio

American Skandia Trust -                            $52.2              0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio                                     0.50% next $400 million
                                                                       0.45% next $1.5 billion
                                                                       0.40% next $3 billion
                                                                       0.375% next $5 billion
                                                                       0.35% over $10 billion

American Skandia Trust -                            $29.7              0.55% first $100 million*
AST Janus Strategic Value Portfolio                                    0.50% next $400 million
                                                                       0.45% next $1.5 billion
                                                                       0.40% next $3 billion
                                                                       0.375% next $5 billion
                                                                       0.35% over $10 billion

American Skandia Advisor Funds, Inc. -           $1,035.6              0.50% first $500 million
AST Janus Capital Growth Fund                                          0.45% next $500 million
                                                                       0.40% next $4 billion
                                                                       0.35% over $5 billion

American Skandia Advisor Funds, Inc. -             $250.0              0.50% on all assets*
AST Janus Overseas Growth Fund

American Skandia Advisor Funds, Inc. -              $19.2              0.55% first $100 million*
AST Janus Mid-Cap Growth Fund                                          0.50% next $400 million
                                                                       0.45% next $1.5 billion
                                                                       0.40% next $3 billion
                                                                       0.375% next $5 billion
                                                                       0.35% over $10 billion

The GCG Trust -                                    $979.7              0.55% first $100 million*
Growth Portfolio                                                       0.50% next $400 million
                                                                       0.45% next $500 million
                                                                       0.425% next $2 billion
                                                                       0.40% over $3 billion

* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All orders for the purchase or sale of a Fund’s portfolio securities are placed on behalf of the Fund by Janus, or its agent, pursuant to authority contained in the Fund’s Current and New Sub-Advisory Agreement. Janus’ policy is to seek “best execution” on each trade.

Manner of Voting Proxies

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about December 7, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust and/or with the assistance of a professional solicitation firm. The total anticipated cost of such services is estimated to be $27,000.

The total cost of solicitation regarding the New Sub-Advisory Agreement will be borne by Janus. Janus will also reimburse nominees and qualified plans for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The Trust may arrange to have votes recorded by telephone. If the Trust records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders may also vote electronically by visiting the designated website. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting

Under the terms of the Trust’s Declaration of Trust, one-third of the shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” each item for the proposed adjournment and will vote those proxies required to be voted “AGAINST” each item against the adjournment.

Votes to “ABSTAIN” will count toward establishing a quorum. However, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and votes to “ABSTAIN” will have the same effect as shares voted against a proposal.

Investment Adviser and Distributor

AAL CMC is a Delaware corporation organized in 1986. It serves as investment adviser to investment companies. The principal office of AAL CMC is located at 222 West College Avenue, Appleton, Wisconsin, 54919-0007. AAL CMC is also the distributor of the Fund.

Principal Holders of Voting Securities

The Officers and Trustees as a group own less than 1% of the outstanding shares of the Fund as of November 30, 2001. Initially, the Adviser provided seed capital for the Fund. As of November 30, 2001, the remaining seed capital represented 8.55% of the Fund’s average daily net assets. The percentage ownership of each shareholder owning more than 5% of the Shares of the Fund (or class of the Fund) as of November 30, 2001, is as follows:

Name and Address of Shareholder                 Percent Held
--------------------------------                 ------------
Aid Association for Lutherans                           9.01
4321 N. Ballard Rd.
Appleton, WI  54919-0001

AAL Savings Plan Trust                                  8.42
4321 N. Ballard Rd.
Appleton, WI  54919-0001

Independent Accountants

The Fund’s Independent Accountant is PricewaterhouseCoopers LLP which is located at Suite 1500, 100 East Wisconsin Avenue, Milwaukee, WI 53202.

Submission of Shareholder Proposals

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders meeting (if any) cannot be provided. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Other Matters to Come Before the Meeting

The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies will vote on such other matter(s) in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                   EXHIBIT A

Form of
THE AAL MUTUAL FUNDS
SUB-ADVISORY AGREEMENT FOR
THE AAL AGGRESSIVE GROWTH FUND
WITH
JANUS CAPITAL CORPORATION

AGREEMENT made this ____ day of ____________ by and among THE AAL MUTUAL FUNDS (the “Fund”), a Massachusetts Business TRUST, AAL CAPITAL MANAGEMENT CORPORATION (the “Adviser”), a Delaware Corporation and JANUS CAPITAL CORPORATION (the “Sub-Adviser”), a Colorado Corporation.

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

1. In General

The Sub-Adviser agrees, as more fully set forth herein, to act as Sub-Adviser to the Fund with respect to the investment and reinvestment of the assets of the Fund’s series of shares described as The AAL Aggressive Growth Fund. It is understood that the Fund may create one or more additional Fund series from time to time and that this Agreement may be amended by the mutual written agreement of the parties to include such additional funds under the terms to this Agreement.

2. Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of The AAL Aggressive Growth Fund

(a) Subject to the succeeding provisions of this section and subject to the oversight and review of the Adviser and the direction and control of the Board of Trustees (“Trustees”) of the Fund, the Sub-Adviser, as agent and attorney-in-fact with respect to the Fund, is authorized, to:

(i) Buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds, currencies, and any other securities or assets;

(ii) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select; including brokers and dealers that may be affiliates of the Sub-Adviser, and

(iii) Enter into and execute agreements on behalf of the Fund, relating to the acquisition or disposition of investment assets and the execution of portfolio transactions, including foreign exchange contracts and other transactional agreements. Nothing contained herein, however, shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held for the Fund, it being intended that sole responsibility for safekeeping thereof and the consummation of all such purchases, sales, deliveries, and investments made pursuant to the Sub-Adviser’s direction shall rest upon the Fund’s Custodian.

(iv) Provide the Adviser and the Trustees with such reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of the Adviser’s responsibilities under the Investment Advisory Agreement with the Fund and those of AAL Capital Management Corporation under the Primary Underwriting Agreement with the Fund. Provided, however that the Sub-Adviser shall not be responsible for Fund accounting (NAV calculation) except to maintain compliance with applicable investment restrictions and SEC regulations.

Written procedures with respect to (i), (ii) and (iii) above may be set forth as agreed to among the Fund, the Adviser and Sub-Adviser.

(b) Any investment purchases or sales made by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the “Act”) and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) any policies and determinations of the Board of Trustees of the Fund; and (4) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, or as amended by the shareholders of the Fund; provided that copies of the items referred to in clauses (3)and (4) shall have been furnished to the Sub-Adviser. Any changes to the items referred to in clauses (3) and (4) directly affecting the AAL Aggressive Growth Fund shall be submitted to the Sub-Adviser for prior approval. The Adviser shall timely furnish Sub-Adviser with such additional information as may be reasonably required or requested by the Sub-Adviser in performing its responsibilities pursuant to the Agreement.

(c) The Sub-Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties (“disabling conduct”) hereunder on the part of the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36 (b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services pursuant to this Agreement. Except for such disabling conduct, the Fund and Adviser shall jointly and severally, indemnify and hold harmless the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) against any liability arising from the Sub-Adviser’s conduct under this Agreement to the extent permitted by the Articles of Incorporation and applicable law. The obligations of this section shall survive termination of the Agreement.

(d) Nothing in this Agreement shall prevent the Sub-Adviser or any “affiliated person” (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement provided, however, that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, have no authority to act or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(e) In connection with its duties to arrange for the purchase and sale of The AAL Aggressive Growth Fund’s securities and other assets, the Sub-Adviser shall follow the principles set forth in any investment advisory agreement in effect from time to time between the Fund and the Adviser, provided that a copy of any such agreement shall have been provided to the Sub-Adviser. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

(f) The Sub-Adviser may place orders both as to sales and purchases of assets directly through any broker or dealer it chooses. Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the Fund to pay such higher commissions, the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services or other goods, provided by such executing brokers or dealers viewed in terms of a particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other discretionary client accounts.

(g) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Sub-Adviser may purchase or sell for the Fund, pursuant to the Fund’s Rule 10f-3 Procedures, any security (including securities of the same class as those underwritten or other securities of the same or related issuer) for which any affiliate of the Sub-Adviser acts as (1) an underwriter (either as lead underwriter or syndicate member), both during the pendency of any underwriting or selling syndicate and thereafter, or (2) a market maker, provided that such security is purchased from a non-affiliated party.

(h) The Sub-Adviser shall be responsible for 13F reporting for the securities held by The AAL Aggressive Growth Fund.

(i) The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions, including without limitation, the 90%-source test, for which Sub-Adviser determines it has not been provided sufficient information in accordance with Section 2 of the Agreement or otherwise. All such monitoring shall be the responsibility of the Adviser.

(j) Custodian. The Portfolio assets shall be maintained in the custody of the custodian identified pursuant to Exhibit B. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

2.1 Obligations of the Adviser and the Portfolio

(a) The Adviser has provided the Sub-Adviser with the information and documents listed in Exhibit B. The Adviser shall provide such information and documents throughout the term of the Agreement as amended, updated or supplemented, before or at the time such amendments, updates or supplements become effective. The Adviser shall timely furnish Sub-Adviser with such additional information as may be reasonably required or requested by the Sub-Adviser in performing its responsibilities pursuant to this Agreement.

(b) The Adviser shall be responsible for setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to the Agreement.

3. Allocation of Expenses

The Adviser, the Fund and the Portfolio shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to the Agreement. The Sub-Adviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of the Adviser, the Fund or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Adviser.

4. Certain Records

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Act that are prepared or maintained by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Adviser on request.

5. Reference to the Sub-Adviser

Neither the Fund, the Adviser or any affiliate or agent thereof shall make reference to or use the name or mark “Janus” or disclose any information related to the business of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld.

6. Compensation of the Sub-Adviser

The Adviser agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee, payable monthly in arrears and computed on the average daily net asset value of The AAL Aggressive Growth Fund at rates shown on Exhibit A attached hereto.

7. Duration and Termination

(a) This Agreement shall go into effect for The AAL Aggressive Growth Fund on ___________ or as soon thereafter as it receives shareholder approval, and shall, unless terminated as hereinafter provided, continue in effect thereafter from year to year, but only so long as such continuance is specifically approved at least annually by a majority of the Fund’s Board of Trustees, or by the vote of the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund, with respect to The AAL Aggressive Growth Fund, and, in either case, a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Fund and the Adviser sixty (60) days’ written notice (which notice may be waived by the Fund and Adviser) and may be terminated by the Fund or the Adviser at any time without penalty upon giving the Sub-Adviser sixty (60) days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund, with respect to The AAL Aggressive Growth Fund, or with respect to any Fund by the vote of a majority of the outstanding shares of such Fund. This Agreement shall automatically terminate in the event of its “assignment” (as defined in the Act). This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

8. Agreement Binding Only On Fund Property

The Sub-Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property.

9. Action By An Individual Fund

The provisions of this Agreement and any amendments hereto with respect to a Series may be approved by the shareholders of that Series and become effective with respect to the assets of that Series without the necessity of approval thereof by shareholders of any other Series. The Adviser represents that the holders of a majority (as defined in the “Act”) of The AAL Aggressive Growth Fund, will vote on approval of the entry into this Agreement on behalf of said fund.

10. Notices

The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events:

(a) any change in the AAL Aggressive Growth portfolio manager;

(b) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(c) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before any court, public board or body, involving the affairs of The AAL Aggressive Growth Fund, or

(d) any change in ownership or control of the Sub-Adviser.

11. Manner of Notice

Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission, or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed served seven days after mailing and in the case of telex, facsimile or other electronic transmission, twelve hours after confirmed receipt thereof. Addresses for notice may be changed by written notice to the other party.

The Adviser

Robert G. Same, President
AAL Capital Management Corporation
222 West College Ave.
Appleton, WI 54919-0007

The Sub-Adviser

General Counsel
Janus Capital Corporation
100 Fillmore Street
Denver, Colorado 80206

12. Representations and Warranties

The Adviser represents and warrants the following:

(a) The Adviser has been duly incorporated, is validly existing and in good standing as a corporation under the laws of the state of Delaware, having all requisite corporate power and authority under state law and federal securities laws to execute, deliver and perform the Agreement.

(b) All necessary corporate proceedings of the Adviser have been duly taken to authorize execution, delivery and performance of the Agreement by the Adviser.

(c) The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and is in compliance with other registrations required.

(d) The Adviser has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the Securities and Exchange Commission.

(e) The Adviser has the authority under the Investment Advisory Agreement to execute, deliver and perform this Sub-Advisory Agreement

(f) The Adviser has received a copy of Part II of the Sub-Adviser's Form ADV.

The Fund represents and warrants the following:

(a) The Fund has been duly organized and is in good standing as a business trust under the laws of the state of Massachusetts having all requisite power and authority under state law and federal securities laws to execute, deliver and perform the Agreement

(b) All necessary corporate proceedings of the Fund have been duly taken to authorize the execution, delivery and performance of the Agreement by the Fund.

(c) The Fund has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the Securities and Exchange Commission.

(d) The Fund has the authority under the Investment Advisory Agreement to execute, deliver and perform this Sub-Advisory Agreement

The Sub-Adviser represents and warrants the following:

(a) The Sub-Adviser has been duly incorporated, is validly existing and in good standing as a corporation under the laws of the state of Colorado, having all requisite corporate power and authority under state law and federal securities laws to execute, deliver and perfume the Agreement

(b) All necessary corporate proceedings of the Sub-Adviser have been duly taken to authorize the execution, delivery and performance of the Agreement by the Sub-Adviser.

(c ) The Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and is in compliance with other registrations required.

(d) The Sub-Adviser has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the Securities and Exchange Commission.

No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties.

The Adviser acknowledges receipt of the Sub-Adviser’s Part II, Form ADV at least 48 hours in advance of signing this Agreement.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be governed by the laws of the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

THE AAL MUTUAL FUNDS                    JANUS CAPITAL CORPORATION

______________________________          ______________________________
Robert G. Same, President               Bonnie Howe, Vice President

ATTEST:                                 ATTEST

______________________________          ______________________________
Brett L. Agnew, Secretary

AAL Capital Management Corporation

______________________________
Robert G. Same, President

ATTEST:

______________________________
Brett L. Agnew
Assistant Secretary

EXHIBIT A
TO
THE AAL Mutual Funds
SUB-ADVISORY AGREEMENT
(Dated ____________)

1. The AAL Aggressive Growth Fund

The management fee for The AAL Aggressive Growth Fund, payable to the Sub-Adviser by the Adviser, calculated in accordance with paragraph 6 of The AAL Mutual Funds Sub-Advisory Agreement, shall be at the annual rate of:

0.55 of 1% of the average daily net assets of $100 million or less;

0.50 of 1% of the average daily net assets over $100 million but less than $500 million; and,

0.45 of 1% of the average daily net assets over $500 million

EXHIBIT B

Information and documentation provided by Adviser:

  Copies of the Fund's prospectus and statement of additional information
  Copies of the Fund's organizational documents, bylaws and as applicable minutes of meetings of the Trustees
  Notice of the Fund's custodian designated to hold assets in the Fund
  A list of countries approved by the Fund Trustees in accordance with Rule 17f-5
  Certified copies of financial statements or reports prepared for the Fund by certified independent accountants
  Copies of any financial statement or reports made by the Fund to its shareholders or to any governmental body or securities exchange.
  Reports as to the composition of the Fund, cash requirements and cash available for investment in the Fund
  Copies of the Adviser's liquidity procedures, cross-trade procedures, repurchase agreement procedures and other procedures that may affect the duties of the Sub-Adviser
  An Internal Revenue Service Form W-9 completed by the Fund
  A qualified Institutional Investor Certification completed by the Fund
  A list of persons authorized to act on behalf of the Fund
  Applicable Commodities Futures Trading Commission exemptions, notifications or related documentation

LOGO                   3 EASY WAYS TO VOTE YOUR PROXY
                       1. Automated Touch Tone Voting: Call toll-free
                       1-800-221-0697 and use the control number shown below.
                       2. On the Internet at www.proxyweb.com and use the
                       control number shown below.
                       3. Return this proxy card using the enclosed
                       postage-paid envelope.

                       Please fold and detach card at perforation before
                       mailing

 *** CONTROL NUMBER: 999 999 999 999 99 ***

                             THE AAL MUTUAL FUNDS
                         The AAL Aggressive Growth Fund
                         Special Meeting of Shareholders
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned  hereby appoints Robert G. Same and Brett L. Agnew, or either of them,  proxy,  with full  power of  substitution,  to  represent  and  vote,  as designated on the reverse side,  all shares the  undersigned is entitled to vote at the Special Meeting of  Shareholders of The AAL Aggressive  Growth Fund to be
held at 222 West College  Avenue,  Appleton,  Wisconsin 54919 beginning at 10:00
a.m.  local time,  on February 12, 2002,  or at any  adjournment  thereof,  with respect to the matters set forth and  described  in the  accompanying  Notice of
Special Meeting of Shareholders and Proxy Statement,  receipt of which is hereby acknowledged.

                        DATED: ________________________, 200_

                             _______________________________________________
                             (Please sign exactly as name appears at left)

                        (If stock is owned by more than one person, all owners
                        should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                                                        AAL FUND

Please fold and detach card at perforation before mailing Please fold and detach card at perforation before mailing

             Please fill in box(es) as shown using black or blue ink
             or number 2 pencil. [X]
             PLEASE DO NOT USE FINE POINT PENS.

Shares  represented by this proxy will be voted as directed by the  shareholder.
IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.

                                                                                          FOR    AGAINST       ABSTAIN
1.  Proposal to approve the Sub-Advisory Agreement among The AAL Mutual Funds (on          0        0            0
    behalf of The AAL Aggressive Growth Fund), AAL Capital Management Corporation
    and Janus Capital Corporation, a copy of which is attached as Appendix A to the accompanying proxy statement.

2.  At AAL's discretion on such other matters as may properly come before the meeting or any adjournment thereof.

              PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD

                                                                        AAL FUND